TrueShares Structured Outcome (May) ETF
Schedule of Investments
as of March 31, 2024 (Unaudited)

PURCHASED OPTIONS - 17.4%(a)(b)	Notional Amount	Contracts	Value
Call Options - 17.4%			$–
SPDR S&P 500 ETF, Expiration: 04/30/2024; Exercise Price: $415.93	$3,766,104	72	$789,749
TOTAL PURCHASED OPTIONS (Cost $279,373)			$789,749

SHORT-TERM INVESTMENTS - 82.7%
Money Market Funds - 0.2%		Shares
First American Treasury Obligations Fund - Class X, 5.22%(c)		7,483	7,483
U.S. Treasury Bills - 82.5%		Par
5.41%, 04/18/2024(d)		$3,738,000	3,728,717
TOTAL SHORT-TERM INVESTMENTS (Cost $3,737,443)			3,736,200

TOTAL INVESTMENTS - 100.1% (Cost $4,016,816)			$4,525,949
Liabilities in Excess of Other Assets - (0.1)%			(3,409)
TOTAL NET ASSETS - 100.0%			$4,522,540

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(d)	The rate shown is the effective yield as of March 31, 2024.

TrueShares Structured Outcome (May) ETF
Schedule of Options Written
as of March 31, 2024 (Unaudited)

OPTIONS WRITTEN - 0.0% (a)(b)(c)	Notional Amount	Contracts	Value
Put Options - 0.0% (b)
SPDR S&P 500 ETF, Expiration: 04/30/2024; Exercise Price: $374.34	$5,230,700	100	$853
TOTAL OPTIONS WRITTEN (Premiums received $144,065)			$853

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	Represents less than 0.05% of net assets.
(c)	100 shares per contract.

TrueShares Structured Outcome (May) ETF
	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options	$–	$789,749	$–	$789,749
Money Market Funds	7,483	–	–	7,483
U.S. Treasury Bills	–	3,728,717	–	3,728,717
Total Assets	$7,483	$4,518,466	$–	$4,525,949

Liabilities:
Options Written	$–	$853	$–	$853
Total Liabilities	$–	$853	$–	$853

Refer to the Schedule of Investments for industry classifications.